UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

Putnam VT
The George Putnam Fund
of Boston

Putnam
INVESTMENTS

Putnam VT The George Putnam Fund of Boston

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2009

Class IA: $6.84	Class IB: $6.81

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	26.10%	25.63%

5 years	–11.35	–12.49
Annualized	–2.38	–2.63

10 years	14.15	11.36
Annualized	1.33	1.08

Life	17.94	14.99
Annualized	1.42	1.20

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital Aggregate Bond Index. The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

During 2009, conditions changed considerably in the U.S. stock markets. The period began amid great turbulence and historic declines, as the financial crisis took its toll on the broad economy. After hitting lows in March, stocks staged a remarkable recovery, as investors regained their appetite for risk. The bond markets, meanwhile, staged a similar recovery after the federal government initiated a series of policy measures designed to stabilize the markets, including the Troubled Asset Relief Program (TARP) and the Federal Reserve Board’s purchase of hundreds of billions of dollars worth of mortgage and Treasury bonds. In this environment, Putnam VT The George Putnam Fund of Boston’s class IA shares returned 26.10% at net asset value for the 12 months ended December 31, 2009.

During the beginning of the year, management used the early bond market rally to shift the fund to a more conservative profile, selling many of the portfolio’s mortgage-backed securities and redeploying assets to positions in investment-grade corporate bonds, which management believed were more attractively valued. By reducing the use of derivatives, the management team diversified the risk on the fixed-income side of the portfolio, and eliminated, in favor of simpler positioning, some of the more complex strategies that had been used. This strategy proved beneficial, as the fixed-income portion of the fund was able to generate strong returns without taking on excessive risk.

On the equity side, management focused the investments primarily in large, well-known U.S. firms, seeking companies with attractive valuations that perform well versus their industry peers. Examples of holdings that contributed strong results over the year include Hospira, a supplier to the health-care industry. TJX, a discount retailer that has taken market share from its competitors during the economic downturn, also falls into this category.

The top detractors for the year were stocks generally considered defensive, including aerospace and defense company Lockheed Martin, and Kroger, a leading supermarket company. Although Lockheed Martin continues to generate significant cash flow and has a solid record for increasing shareholder value, concerns about future earnings growth caused the stock to sell off during the past six months. Meanwhile, management expected Kroger would show steady earnings over the near term. Instead, the competitive environment hurt profit margins and resulted in disappointing earnings.

Looking ahead, management continues to invest the equity side of the portfolio in a conservative manner, favoring large multinational companies with solid balance sheets and stable cash flows. On the fixed-income side, we continue to find great relative-value opportunities in more liquid mortgage credit securities (CMBS and RMBS) that are at the top of the capital structure and hold an overweight exposure to corporate bonds. At this time, the fund has underweights to agency mortgage pass through securities and to Treasuries. Management’s overall view of the U.S. markets remains cautious, given the nation’s high unemployment rate and the high levels of federal deficit spending.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, which may fail to rebound. Current and future portfolio holdings are subject to risk.

2 Putnam VT The George Putnam Fund of Boston

Your fund’s managers

Portfolio Manager David Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is a Portfolio Construction Specialist at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT The George Putnam Fund
of Boston	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.30	$6.64	$4.99	$6.26

Ending value (after expenses)	$1,143.80	$1,142.60	$1,020.27	$1,019.00

Annualized expense ratio† ‡	0.98%	1.23%	0.98%	1.23%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.10% of average net assets for the six months ended 12/31/09.

Putnam VT The George Putnam Fund of Boston 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT The George Putnam Fund of Boston (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

4 Putnam VT The George Putnam Fund of Boston

The fund’s portfolio 12/31/09

COMMON STOCKS (56.8%)*	Shares	Value

Basic materials (1.9%)
Alcoa, Inc.	43,800	$706,056

Dow Chemical Co. (The)	14,800	408,924

E.I. du Pont de Nemours & Co.	26,500	892,255

Nucor Corp.	22,700	1,058,955

PPG Industries, Inc.	13,800	807,852

Weyerhaeuser Co.	6,700	289,038

		4,163,080
Capital goods (3.3%)
Avery Dennison Corp.	5,200	189,748

Boeing Co. (The)	7,150	387,030

Caterpillar, Inc.	7,800	444,522

Deere (John) & Co.	6,400	346,176

Emerson Electric Co.	9,600	408,960

Lockheed Martin Corp.	25,200	1,898,820

Northrop Grumman Corp.	11,300	631,105

Parker-Hannifin Corp.	12,500	673,500

Raytheon Co.	21,900	1,128,288

United Technologies Corp.	17,800	1,235,498

		7,343,647
Communication services (3.8%)
AT&T, Inc.	123,900	3,472,917

Comcast Corp. Class A	50,300	848,058

DIRECTV Class A †	16,300	543,605

DISH Network Corp. Class A	10,700	222,239

Telefonica SA ADR (Spain)	2,400	200,448

Time Warner Cable, Inc.	15,700	649,823

Verizon Communications, Inc.	54,640	1,810,223

Vodafone Group PLC ADR (United Kingdom)	28,600	660,374

		8,407,687
Conglomerates (1.2%)
3M Co.	7,700	636,559

General Electric Co.	98,700	1,493,331

Honeywell International, Inc.	13,400	525,280

		2,655,170
Consumer cyclicals (4.2%)
D.R. Horton, Inc.	14,700	159,789

Gap, Inc. (The)	9,100	190,645

Home Depot, Inc. (The)	43,500	1,258,455

Lowe’s Cos., Inc.	32,600	762,514

Marriott International, Inc. Class A	11,018	300,241

Staples, Inc.	22,400	550,816

Target Corp.	16,300	788,431

Time Warner, Inc.	35,900	1,046,126

TJX Cos., Inc. (The)	29,900	1,092,845

Viacom, Inc. Class B †	34,100	1,013,793

Wal-Mart Stores, Inc.	14,200	758,990

Walt Disney Co. (The)	29,100	938,475

Whirlpool Corp.	3,500	282,310

		9,143,430
Consumer staples (5.5%)
Campbell Soup Co.	28,200	953,160

Clorox Co.	21,500	1,311,500

Coca-Cola Co. (The)	2,700	153,900

CVS Caremark Corp.	37,800	1,217,538

General Mills, Inc.	5,900	417,779

Kellogg Co.	21,700	1,154,440

Kimberly-Clark Corp.	21,100	1,344,281

COMMON STOCKS (56.8%)* cont.	Shares	Value

Consumer staples cont.
Kraft Foods, Inc. Class A	26,102	$709,452

Kroger Co.	23,600	484,508

Lorillard, Inc.	8,500	681,955

Newell Rubbermaid, Inc.	27,500	412,775

Philip Morris International, Inc.	51,780	2,495,278

Procter & Gamble Co. (The)	13,700	830,631

		12,167,197
Energy (9.3%)
Anadarko Petroleum Corp.	10,100	630,442

Chevron Corp.	65,000	5,004,350

ConocoPhillips	18,400	939,688

Devon Energy Corp.	7,300	536,550

EOG Resources, Inc.	3,200	311,360

Exxon Mobil Corp.	68,600	4,677,834

Halliburton Co.	20,800	625,872

Marathon Oil Corp.	43,100	1,345,582

Newfield Exploration Co. †	13,200	636,636

Noble Corp. (Switzerland)	11,600	472,120

Occidental Petroleum Corp.	23,200	1,887,320

Total SA ADR (France)	32,800	2,100,512

Valero Energy Corp.	28,200	472,350

Weatherford International, Ltd. (Switzerland) †	8,400	150,444

Williams Cos., Inc. (The)	27,800	586,024

		20,377,084
Financials (11.2%)
ACE, Ltd.	23,600	1,189,440

Allstate Corp. (The)	17,200	516,688

Bank of America Corp.	114,330	1,721,810

Bank of New York Mellon Corp. (The)	54,300	1,518,771

Chubb Corp. (The)	31,800	1,563,924

Digital Realty Trust, Inc. R	2,800	140,784

Equity Residential R	17,352	586,151

Everest Re Group, Ltd.	6,400	548,352

Goldman Sachs Group, Inc. (The)	14,680	2,478,571

JPMorgan Chase & Co.	98,900	4,121,163

Marsh & McLennan Cos., Inc.	29,000	640,320

MetLife, Inc.	41,000	1,449,350

Morgan Stanley	41,850	1,238,760

PNC Financial Services Group, Inc.	14,800	781,292

RenaissanceRe Holdings, Ltd.	10,600	563,390

Simon Property Group, Inc. R	5,441	434,192

State Street Corp.	13,800	600,852

SunTrust Banks, Inc.	11,500	233,335

Travelers Cos., Inc. (The)	35,700	1,780,002

U.S. Bancorp	12,400	279,124

Wells Fargo & Co.	80,900	2,183,491

		24,569,762
Health care (7.5%)
Abbott Laboratories	13,900	750,461

Aetna, Inc.	27,300	865,410

Amgen, Inc. †	3,600	203,652

Baxter International, Inc.	14,200	833,256

Boston Scientific Corp. †	58,400	525,600

Bristol-Myers Squibb Co.	22,700	573,175

Covidien PLC (Ireland)	26,925	1,289,438

Genzyme Corp. †	2,800	137,228

Hospira, Inc. †	11,300	576,300

Johnson & Johnson	38,400	2,473,344

Putnam VT The George Putnam Fund of Boston 5

COMMON STOCKS (56.8%)* cont.	Shares	Value

Health care cont.
McKesson Corp.	12,700	$793,750

Medtronic, Inc.	22,000	967,560

Merck & Co., Inc.	42,400	1,549,296

Pfizer, Inc.	228,648	4,159,107

WellPoint, Inc. †	13,900	810,231

		16,507,808
Technology (4.7%)
Applied Materials, Inc.	21,600	301,104

Atmel Corp. †	165,800	764,338

Cisco Systems, Inc. †	37,300	892,962

Electronic Arts, Inc. †	18,800	333,700

EMC Corp. †	59,800	1,044,706

IBM Corp.	8,500	1,112,650

Intel Corp.	40,600	828,240

KLA-Tencor Corp.	15,300	553,248

Microsoft Corp.	47,400	1,445,226

Motorola, Inc.	81,700	633,992

Nokia Corp. ADR (Finland)	21,500	276,275

Oracle Corp.	15,800	387,732

Texas Instruments, Inc.	16,800	437,808

Thermo Fisher Scientific, Inc. †	13,000	619,970

Yahoo!, Inc. †	44,400	745,032

		10,376,983
Transportation (0.6%)
Burlington Northern Santa Fe Corp.	7,500	739,650

FedEx Corp.	4,300	358,835

United Parcel Service, Inc. Class B	3,700	212,269

		1,310,754
Utilities and power (3.6%)
Ameren Corp.	14,600	408,070

American Electric Power Co., Inc.	24,000	834,960

Dominion Resources, Inc.	8,100	315,252

Duke Energy Corp.	20,700	356,247

Edison International	38,100	1,325,118

El Paso Corp.	43,600	428,588

Entergy Corp.	17,520	1,433,837

Exelon Corp.	8,900	434,943

FPL Group, Inc.	6,300	332,766

PG&E Corp.	34,640	1,546,676

Wisconsin Energy Corp.	10,100	503,283

		7,919,740

Total common stocks (cost $107,958,418)		$124,942,342

U. S. GOVERNMENT AND AGENCY MORTGAGE
OBLIGATIONS (7.0%)*	Principal amount	Value

U. S. Government Agency Mortgage Obligations (7.0%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2040	$2,000,000	$2,118,438
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	3,434,854	3,605,586
5 1/2s, TBA, January 1, 2040	4,000,000	4,188,438
5s, with due dates from August 1, 2033
to March 1, 2039	5,409,855	5,561,868

		15,474,330
Total U. S. government and agency mortgage obligations
(cost $15,465,066)		$15,474,330

U. S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)*	Principal amount	Value

Fannie Mae

7 1/4s, May 15, 2030	$2,140,000	$2,734,020
2 3/4s, March 13, 2014	6,350,000	6,393,477

Freddie Mac 3 3/4s, March 27, 2019	800,000	784,857

General Electric Capital Corp. 1 5/8s, FDIC
guaranteed notes, January 7, 2011	1,000,000	1,010,504

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	1,000,000	1,008,944

JPMorgan Chase & Co. 2 5/8s, FDIC
guaranteed, December 1, 2010	1,000,000	1,019,658

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	300,000	304,617

Wells Fargo & Co.

3s, FDIC guaranteed notes, December 9, 2011	132,000	136,273
2 1/8s, FDIC guaranteed notes, June 15, 2012	168,000	169,954

Total U. S. government agency obligations (cost $13,601,385)		$13,562,304

U. S. TREASURY OBLIGATIONS (6.6%)*	Principal amount	Value

U.S. Treasury Bonds 7 5/8s, February 15, 2025	$1,010,000	$1,365,236

U.S. Treasury Notes

5s, February 15, 2011	3,330,000	3,490,321
2 3/4s, February 15, 2019	930,000	856,436
2 3/4s, October 31, 2013	1,710,000	1,751,614
1 3/4s, January 31, 2014	2,400,000	2,354,906
1 1/8s, June 30, 2011	4,730,000	4,749,585

Total U. S. treasury obligations (cost $14,632,576)		$14,568,098

CORPORATE BONDS AND NOTES (11.5%)*	Principal amount	Value

Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$4,000	$4,604

ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	50,000	64,375

Dow Chemical Co. (The) notes 9.4s, 2039	35,000	46,275

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	127,000	144,512

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	175,000	208,800

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	137,000	147,217

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	209,000	228,594

Holcim, Ltd. 144A company guaranty 6s, 2019
(Switzerland)	40,000	41,636

International Paper Co. bonds 7.95s, 2018	75,000	86,506

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	169,000	207,025

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	113,000	123,513

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	50,624

Sealed Air Corp. 144A notes 5 5/8s, 2013	25,000	26,434

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	6,000	7,170

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	7,000	8,155

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	6,000	6,923

Vale Overseas, Ltd. company guaranty unsec.
unsub. notes 5 5/8s, 2019	287,000	289,792

Westvaco Corp. unsec. notes 7 1/2s, 2027	21,000	18,398

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	97,371

		1,807,924

6 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Capital goods (0.2%)
Allied Waste North America, Inc. sec.
notes 6 1/2s, 2010	$20,000	$20,797

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	15,000	15,607

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	30,000	31,318

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	108,675

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	136,657

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	40,000	40,618

Thomas & Betts Corp. sr. unsec.
unsub. notes 5 5/8s, 2021	40,000	38,466

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	65,000	70,418

		462,556
Communication services (1.0%)
American Tower Corp. 144A notes 4 5/8s, 2015	85,000	85,748

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	120,000	133,800

AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	40,000	51,692

AT&T, Inc. sr. unsec. bond 6.55s, 2039	310,000	326,635

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	15,000	15,651

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	42,000	47,956

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	125,802

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	21,798

Cox Communications, Inc. notes 7 1/8s, 2012	145,000	161,071

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	36,057

France Telecom notes 8 1/2s, 2031 (France)	50,000	66,541

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	27,000	29,894

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	50,000	56,047

TCI Communications, Inc. debs. 9.8s, 2012	24,000	27,163

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	15,000	15,011

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	55,000	60,622

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015 (Spain)	35,000	37,679

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	30,000	37,351

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	99,469

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	28,814

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	62,838

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	75,966

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	121,486

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	148,828

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,017

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	335,000	363,568

		2,289,504

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Conglomerates (—%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	$100,000	$107,876

		107,876
Consumer cyclicals (0.6%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	42,435

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	155,000	169,916

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	3,000	3,259

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	64,000	67,226

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	122,052

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	26,000	27,658

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	40,000	41,250

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	138,696

News America Holdings, Inc. debs. 7 3/4s, 2045	112,000	125,023

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	95,861

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	6,000	6,720

Target Corp. bonds 6 1/2s, 2037	230,000	252,203

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	20,000	23,692

Time Warner, Inc. debs. 9.15s, 2023	85,000	102,581

Time Warner, Inc. debs. 9 1/8s, 2013	50,000	58,017

Viacom, Inc. company guaranty 5 5/8s, 2012	21,000	21,848

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	4,000	4,363

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030	75,000	80,891

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	16,984

		1,400,675
Consumer staples (1.0%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	42,652

Altria Group, Inc. company guaranty
sr. unsec. unsub. notes 8 1/2s, 2013	35,000	40,526

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	25,000	31,613

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	235,000	275,137

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	143,251

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	117,000	100,913

CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	175,000	183,311

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	75,000	81,452

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	5,000	5,353

Diageo PLC company guaranty 8s, 2022 (Canada)	230,000	283,241

Fortune Brands, Inc. sr. unsec.
unsub. notes 3s, 2012	130,000	128,933

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	21,343

HJ Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	62,180

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	116,737

Putnam VT The George Putnam Fund of Boston 7

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. company guaranty 6 3/4s, 2012	$60,000	$65,532

Kroger Co. company guaranty 6.4s, 2017	55,000	60,083

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	82,669

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	91,802

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	70,000	76,504

Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	100,000	103,795

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	45,000	48,150

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	113,726

		2,158,903
Energy (0.5%)
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	140,000	146,650

Devon Energy Corp. sr. notes 6.3s, 2019	40,000	44,538

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	25,000	27,966

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	31,870

Forest Oil Corp. sr. notes 8s, 2011	80,000	83,400

Halliburton Co. sr. unsec. notes 7.45s, 2039	35,000	43,215

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	25,000	27,250

Kerr-McGee Corp. sec. notes 6.95s, 2024	20,000	21,660

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	51,997

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	90,000	90,225

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	50,000	56,203

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	106,975

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	29,740

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	36,609

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	65,000	66,548

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	45,000	53,684

Woodside Finance Ltd. 144A notes 4 1/2s,
2014 (Australia)	50,000	50,446

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	30,000	35,264

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	25,000	28,568

		1,032,808
Financials (4.1%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	45,000	44,332

AGFC Capital Trust I 144A company
guaranty 6s, 2067	100,000	35,500

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	62,000	66,183

American Express Co. sr. unsec.
notes 8 1/8s, 2019	150,000	177,759

American Express Travel Related
Services Co., Inc. sr. unsec.
unsub. notes FRN Ser. EMTN, 0.431s, 2011	100,000	98,375

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	193,000	134,133

Barclays Bank PLC 144A sub. notes 10.179s, 2021	120,000	156,757

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	45,000	50,277

Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	205,000	225,518

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	$44,000	$50,506

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012	224,438	214,184

Capital One Capital III company
guaranty 7.686s, 2036	41,000	37,720

Capital One Capital VI company guaranty jr.
sub. stock 8 7/8s, 2040	66,000	70,285

Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	110,121

Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	53,083

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	130,000	131,037

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	180,000	185,979

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.423s, 2010	135,000	134,662

Citigroup, Inc. sub. notes 5s, 2014	205,000	197,625

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	10,000	9,094

CNA Financial Corp. unsec. notes 6s, 2011	100,000	101,648

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)	185,000	184,320

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	46,000	40,020

Credit Suisse USA, Inc. sr. unsec.
notes 5.3s, 2019	100,000	102,698

Deutsche Bank AG/London sr. unsec.
notes 3 7/8s, 2014 (United Kingdom)	95,000	97,010

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	40,000	29,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	190,000	141,788

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	14,206

Federal Realty Investment Trust sr. unsec.
unsub. notes 5.95s, 2014 R	100,000	101,433

Fleet Capital Trust V bank guaranty FRN
1.254s, 2028	114,000	77,582

Fund American Cos., Inc. notes 5 7/8s, 2013	46,000	45,489

GATX Financial Corp. notes 5.8s, 2016	80,000	77,689

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 0.411s, 2012	530,000	511,135

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	215,000	186,513

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	200,000	233,609

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	40,000	43,042

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	39,000	36,703

Health Care REIT, Inc. sr. notes 6s, 2013 R	55,000	55,748

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	135,000	123,153

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	246,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	177,615

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	17,488

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	280,000	278,197

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	92,000	98,226

Liberty Mutual Insurance 144A notes 7.697s, 2097	300,000	256,808

Loews Corp. notes 5 1/4s, 2016	35,000	35,545

8 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	$70,000	$85,851

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	324,128

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.482s, 2011	110,000	108,310

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	300,000	298,500

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	35,000	38,982

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.323s, 2010	115,000	114,998

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	48,976

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	90,000	93,578

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	75,000	76,684

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	57,708

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	42,288

Progressive Corp. (The) jr. unsec.
sub. unsec. deb. FRN 6.7s, 2037	380,000	336,250

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	56,058

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	53,794

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	245,000	261,053

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	50,000	50,988

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	47,000	46,832

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.254s, 2037	120,000	80,465

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	69,535

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	113,711

Travelers Cos., Inc. (The) sr. unsec.
notes 5.9s, 2019	20,000	21,361

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	308,789

Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013	265,000	281,518

WEA Finance LLC /WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec.
notes 7 1/2s, 2014	135,000	151,915

WEA Finance LLC/ WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec.
notes 6 3/4s, 2019	135,000	144,955

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	55,000	59,400

Westpac Banking Corp. sr. unsec.
notes 4 7/8s, 2019 (Australia)	5,000	4,939

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	140,000	116,816

		8,944,177
Government (0.5%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	476,100

International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s,
2023 (Supra-Nation)	500,000	637,664

		1,113,764

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	$48,000	$50,051

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	59,000	65,559

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	5,000	5,268

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	18,252

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	42,730

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	59,000	63,637

Hospira, Inc. sr. notes 6.05s, 2017	5,000	5,233

Hospira, Inc. sr. notes 5.55s, 2012	60,000	63,952

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	68,000	83,092

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	33,000	31,912

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	16,725

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	20,000	24,213

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	30,000	26,981

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	95,000	101,429

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	60,000	58,050

Watson Pharmaceuticals, Inc. sr. unsec.
notes 6 1/8s, 2019	45,000	46,431

WellPoint, Inc. notes 7s, 2019	90,000	100,432

		803,947
Technology (0.3%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	90,000	90,032

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	222,229

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	100,000	110,345

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	45,000	48,085

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	73,000	73,600

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	28,000	27,981

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	34,000	33,865

		606,137
Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,800

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	35,000	39,916

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019	50,000	49,869

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	2,968	2,923

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	54,810	52,344

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	189,151	164,561

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	112,185	112,305

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	52,482

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	140,000	147,713

		626,913
Utilities and power (1.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	63,104

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	51,907

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	110,000	127,375

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	120,000	127,335

Beaver Valley II Funding debs. 9s, 2017	78,000	85,251

Putnam VT The George Putnam Fund of Boston 9

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Utilities and power cont.
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	$120,000	$122,788

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	162,649	153,056

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	32,611

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	228,014

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	70,000	74,551

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	248,000	218,240

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	96,763

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	54,000	57,103

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	15,000	15,450

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	75,000	89,068

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	118,268

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	62,000	61,176

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	2,000	2,145

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	130,000	161,651

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	60,000	64,665

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	10,000	10,025

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	36,359

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	40,000	41,192

Kansas Gas & Electric bonds 5.647s, 2021	48,714	48,601

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	10,000	10,847

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	50,586

NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	365,000	382,651

Northwestern Corp. sec. notes 5 7/8s, 2014	36,000	37,342

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	48,505

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	20,000	20,286

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	37,423

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	234,208	238,773

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	20,000	20,804

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	59,000	51,966

Southern Natural Gas Co. 144A notes 5.9s, 2017	60,000	61,114

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	84,961

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	129,295

Teco Energy, Inc. sr. notes FRN 2.281s, 2010	95,000	95,247

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	165,000	172,256

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	125,000	153,329

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	95,000	100,143

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	70,000	65,679

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	125,000	137,628

		3,985,533

Total corporate bonds and notes (cost $24,640,810)		$25,340,717

MORTGAGE-BACKED SECURITIES (4.7%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029	$143,300	$156,729

Banc of America Commercial Mortgage, Inc.
144A Ser. 05-1, Class XW, IO, 0.097s, 2042	38,213,811	38,214

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.183s, 2018	26,000	15,600
FRB Ser. 04-BBA4, Class G, 0.933s, 2018	61,000	39,650

Banc of America Large Loan 144A

FRB Ser. 05-MIB1, Class K, 2.233s, 2022	111,000	50,278
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	244,000	100,061

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	76	75

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	1,138,338	91,063
Ser. 04-2, IO, 2.97s, 2034	690,867	26,253
Ser. 04-3, IO, 2.87s, 2035	349,547	13,562
Ser. 05-3A, IO, 2.15s, 2035	1,671,311	88,412
Ser. 05-1A, IO, 2.15s, 2035	548,446	23,583
Ser. 06-2A, IO, 1.798s, 2036	331,034	19,332
FRB Ser. 05-1A, Class A1, 0.531s, 2035	124,106	81,910

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	151,000	114,546
Ser. 05-PWR9, Class X1, IO, 0.196s, 2042	6,725,786	45,332
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	812,347	11,535

Bear Stearns Commercial Mortgage Securities, Inc.
144A
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	2,266,616	31,302
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	8,796,104	87,816
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	16,899,395	27,377

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	467,600	2,432

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	62,182	63,676

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	3,568,025	50,666
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	11,933,845	77,570
Ser. 06-CD2, Class X, IO, 0.086s, 2046	10,555,824	33,434

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	131,000	85,113
Ser. 06-CN2A, Class J, 5.57s, 2019	105,000	57,750
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	211,000	194,740
Ser. 03-LB1A, Class X1, IO, 0.489s, 2038	1,122,581	41,417
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	8,635,096	77,656
Ser. 06-C8, Class XS, IO, 0.085s, 2046	6,356,289	60,749
Ser. 05-C6, Class XC, IO, 0.064s, 2044	11,215,230	53,589

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	103,169	98,397
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	896,839	102,015
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	539,618	57,334

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.118s, 2039	4,084,499	59,021

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.111s, 2049	15,993,117	104,339
Ser. 07-C1, Class AX, IO, 0.085s, 2040	11,153,915	83,219

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.183s, 2020	25,000	22,750
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	189,000	151,200
FRB Ser. 05-TF2A, Class J, 1.133s, 2020	51,356	43,652
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	81,000	71,280

10 Putnam VT The George Putnam Fund of Boston

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	$61,482	$61,638

Fannie Mae
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	1,293,370	188,444
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	228,753	34,508
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	655,352	81,277
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	883,906	114,964
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	1,209,641	145,157
Ser. 03-W12, Class 2, IO, 2.216s, 2043	747,130	67,985
Ser. 03-W10, Class 3, IO, 1.88s, 2043	454,547	33,692
Ser. 03-W10, Class 1, IO, 1.837s, 2043	2,520,871	187,867
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,785,346	120,755
Ser. 03-W17, Class 12, IO, 1.141s, 2033	703,050	32,444
Ser. 03-T2, Class 2, IO, 0.809s, 2042	2,604,426	72,703
Ser. 03-W3, Class 2IO1, IO, 0.675s, 2042	253,066	6,865
Ser. 03-W6, Class 51, IO, 0.67s, 2042	773,856	20,806
Ser. 01-T12, Class IO, 0.565s, 2041	1,274,348	27,142
Ser. 03-W2, Class 1, IO, 0.467s, 2042	1,345,503	19,675
Ser. 03-W3, Class 1, IO, 0.443s, 2042	2,702,991	44,864
Ser. 02-T1, Class IO, IO, 0.423s, 2031	1,136,865	15,985
Ser. 03-W6, Class 3, IO, 0.368s, 2042	1,093,475	16,058
Ser. 03-W6, Class 23, IO, 0.352s, 2042	1,160,297	16,113
Ser. 03-W4, Class 3A, IO, 0.17s, 2042	1,082,383	16,568

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	1,086,923	23,183
Ser. T-56, Class 1, IO, 0.232s, 2043	1,004,732	8,608
Ser. T-56, Class 3, IO, 0.088s, 2043	756,204	8,892
Ser. T-56, Class 2, IO, 0.041s, 2043	918,305	76

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.691s, 2033	3,379,927	39,883

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	106,720

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	483,362	61,613
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	417,404	67,418
IFB Ser. 3510, Class IA, IO, 6.267s, 2037	703,461	87,931
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	653,581	86,590

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.095s, 2019	24,355,875	126,651
Ser. 05-C3, Class XC, IO, 0.089s, 2045	30,489,896	110,781

GMAC Commercial Mortgage Securities, Inc.
Ser. 05-C1, Class X1, IO, 0.216s, 2043	9,540,176	95,677

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	101,811	78,394
Ser. 06-C1, Class XC, IO, 0.07s, 2045	17,116,917	80,574

Government National Mortgage Association
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	58,062	7,033
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	149,977	13,799
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	321,228	27,696
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	270,994	26,103
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	385,930	38,964
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	392,550	43,200
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	547,018	63,871
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	502,011	45,112
IFB Ser. 05-28, Class SA, IO, 5.967s, 2035	115,733	12,857
IFB Ser. 08-60, Class SH, IO, 5.918s, 2038	106,937	10,438

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	167,923	162,466

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	$30,056	$27,351
Ser. 05-RP3, Class 1A3, 8s, 2035	102,347	93,008
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	78,138	70,129

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	100,447	94,609
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	111,908	106,033

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	45,816	5

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	199,775
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	7,174,828	110,110

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	152,000	151,549
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	7,218,285	60,738
Ser. 06-LDP6, Class X1, IO, 0.064s, 2043	4,698,703	19,571

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	64,108
Ser. 99-C1, Class G, 6.41s, 2031	97,000	55,427
Ser. 98-C4, Class G, 5.6s, 2035	84,000	84,420
Ser. 98-C4, Class H, 5.6s, 2035 F	143,000	92,752

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	137,000	103,276
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	57,000	31,206

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	83,068	78,707
Ser. 05-1, Class 1A4, 7 1/2s, 2034	143,403	135,875

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	368,562	262,530

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	99,963	81,970

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	82,000	81,336
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	587,363	446,437

Merrill Lynch Mortgage Trust Ser. 05-MCP1,
Class XC, IO, 0.21s, 2043	9,097,890	85,520

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	956,611	20,758

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	309,356	37,123
Ser. 05-C3, Class X, IO, 5.555s, 2044	382,086	38,209
Ser. 06-C4, Class X, IO, 5.454s, 2016	1,086,890	119,558

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	1,205,738	32,073

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	220,000	15,950
Ser. 04-RR, Class F6, 6s, 2039	230,000	14,375
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	2,593,681	13,254

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.082s, 2030	124,000	125,240

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 5.257s, 2035	48,728	44,991

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	40,345	37,693

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	108,331

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	2,629,476	95,976

Putnam VT The George Putnam Fund of Boston 11

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	$100,000	$75,000
Ser. 03-1A, Class M, 5s, 2018	62,000	37,200
Ser. 04-1A, Class L, 5s, 2018	41,000	24,600

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.581s, 2034	64,609	52,656

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	5,409,148	649,098
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	5,822,691	153,574

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	1,211,228	130,964

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0 3/8s, 2048	10,600,300	195,788

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018	100,000	50,000
Ser. 06-C27, Class XC, IO, 0.121s, 2045	5,808,711	45,656
Ser. 06-C23, Class XC, IO, 0.058s, 2045	8,273,287	39,215
Ser. 06-C26, Class XC, IO, 0.04s, 2045	3,259,916	8,704

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	30,000	8,863
Ser. 06-SL1, Class X, IO, 0.934s, 2043	856,096	29,073
Ser. 07-SL2, Class X, IO, 0.849s, 2049	1,938,250	55,163

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.17s, 2031	186,000	133,920

Total mortgage-backed securities (cost $8,389,633)		$10,344,116

INVESTMENT COMPANIES (1.8%)*	Shares	Value

Financial Select Sector SPDR Fund	136,700	$1,967,113

Utilities Select Sector SPDR Fund	60,800	1,884,800

Total investment companies (cost $3,085,096)		$3,851,913

ASSET-BACKED SECURITIES (1.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 0.921s, 2035	$23,169	$6,217

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	7,867	1

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.641s, 2029	184,207	78,173

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	62,771	17,488

Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	19,195

Argent Securities, Inc. FRB Ser. 03-W3,
Class M3, 2.501s, 2033	7,642	2,039

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	42,090	29,540
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	108,000	85,320

Asset Backed Securities Corp. Home Equity
Loan Trust FRB Ser. 06-HE7, Class A4,
0.371s, 2036	70,000	24,022

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	547,852	219,141
FRB Ser. 04-D, Class A, 0.621s, 2044	98,942	85,852

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	41,624	25,807
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	41,624	29,969
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	95,320	69,583

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	70,000	13,860
FRB Ser. 03-1, Class A1, 0.731s, 2042	43,354	33,872

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.651s, 2035	$42,547	$34,163

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	388,063	13,582

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	43,000	31,539
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	17,461	14,950

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	188,000	47,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034 (In default) †	10,726	1

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	23,201	2,187

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.041s, 2035	48,528	45,376

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	14,822	12,520

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.531s, 2019	169,000	108,160
Ser. 04-1A, Class B, 1.081s, 2018	7,280	6,406

GEBL 144A
Ser. 04-2, Class D, 2.983s, 2032	82,464	3,711
Ser. 04-2, Class C, 1.083s, 2032	82,464	9,896

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.781s, 2030	252,353	25,235
FRB Ser. 05-1A, Class D, 1.761s, 2030	65,752	7,228

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.775s, 2036	224,961	123,729

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036	270,000	18,900
FRB Ser. 02-1A, Class FFL, 2.982s, 2037	460,000	69,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	506,979	263,629

Long Beach Mortgage Loan Trust FRB
Ser. 05-2, Class M4, 0.851s, 2035	80,000	35,933

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032	338,443	280,908
Ser. 02-A IO, 0.3s, 2032	8,644,119	129,662

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	18,830	9,845
FRB Ser. 02-1A, Class A1, 0.933s, 2024	40,239	36,347

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	56,000	26,032

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	8,236	251

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	44,527	40,705

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	37,332	23,696
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	50,000	35,422
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	70,000	204

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.763s, 2015	20,668	19,649

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.306s, 2033	4,641	2,052

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	146,474	94,990
Ser. 02-C, Class A1, 5.41s, 2032	370,914	275,404

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	55,492	50,498

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	33,000	5,025

12 Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	$36,851	$—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	45,759	204

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	184,000	18,400

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	90,076	10,809

Total asset-backed securities (cost $5,455,392)		$2,673,327

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.	17,972	$268,142

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	2,951	339,365

Total convertible preferred stocks (cost $494,004)		$607,507

MUNICIPAL BONDS	Principal
AND NOTES (0.2%)*	amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$29,148

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	208,000	166,456

North TX, Thruway Auth. Rev. Bonds (Build
America Bonds), 6.718s, 1/1/49	55,000	57,185

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	285,000	228,003

Total municipal bonds and notes (cost $517,157)		$480,792

SENIOR LOANS (0.1%)* c	Principal amount	Value

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014	$78,000	$70,720

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013	30,568	29,116

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	13,004	12,143

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	44,835	41,865

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	38,212	36,552

Total senior loans (cost $189,304)		$190,396

SHORT-TERM INVESTMENTS (11.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	23,933,641	$23,933,641

U.S. Treasury Bills for an effective yield
of 0.47%, April 1, 2010	$462,000	461,458

Total short-term investments (cost $24,395,099)		$24,395,099

Total investments (cost $218,823,940)		$236,430,941

Key to holding’s abbreviations

ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $220,010,453.

† Non-income-producing security.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $16,684,668 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

Putnam VT The George Putnam Fund of Boston 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$2,673,327	$—

Common stocks:

Basic materials	4,163,080	—	—

Capital goods	7,343,647	—	—

Communication services	8,407,687	—	—

Conglomerates	2,655,170	—	—

Consumer cyclicals	9,143,430	—	—

Consumer staples	12,167,197	—	—

Energy	20,377,084	—	—

Financials	24,569,762	—	—

Health care	16,507,808	—	—

Technology	10,376,983	—	—

Transportation	1,310,754	—	—

Utilities and power	7,919,740	—	—

Total common stocks	124,942,342	—	—

Convertible preferred stocks	268,142	339,365	—

Corporate bonds and notes	—	25,340,717	—

Investment Companies	3,851,913	—	—

Mortgage-backed securities	—	10,102,726	241,390

Municipal bonds and notes	—	480,792	—

Senior loans	—	190,396	—

U.S. Government Agency Obligations	—	13,562,304	—

U.S. Government and Agency Mortgage Obligations	—	15,474,330	—

U.S. Treasury Obligations	—	14,568,098	—

Short-term investments	23,933,641	461,458	—

Totals by level	$152,996,038	$83,193,513	$241,390

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$(123,830)

Other financial instruments include receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$421,346	$—	$(10,938)	$10,912	$—	$(421,320)	$—

Mortgage-backed securities	449,019	—	(58,678)	194,126	(584,467)	241,390	241,390

Totals:	$870,365	$—	$(69,616)	$205,038	$(584,467)	$(179,930)	$241,390

† Includes no monies related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$(138,833)	$—	$—	$15,003	$—	$—	$(123,830)

† Includes $15,003 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT The George Putnam Fund of Boston

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $194,890,299)	$212,497,300

Affiliated issuers (identified cost $23,933,641) (Note 6)	23,933,641

Cash	66,632

Dividends, interest and other receivables	1,094,386

Receivable for shares of the fund sold	6,939

Receivable for investments sold	12,348,905

Foreign tax reclaim	205

Total assets	249,948,008

Liabilities

Payable for investments purchased	22,255,393

Payable for purchases of delayed delivery securities (Note 1)	6,386,958

Payable for shares of the fund repurchased	75,117

Payable for compensation of Manager (Note 2)	364,357

Payable for investor servicing fees (Note 2)	5,534

Payable for custodian fees (Note 2)	9,479

Payable for Trustee compensation and expenses (Note 2)	87,271

Payable for administrative services (Note 2)	1,419

Payable for distribution fees (Note 2)	25,572

Payable for auditing fees	92,031

Interest payable (Note 2)	478,251

Payable for receivable purchase agreement (Note 2)	123,830

Other accrued expenses	32,343

Total liabilities	29,937,555

Net assets	$220,010,453

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$337,263,377

Undistributed net investment income (Note 1)	10,376,315

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(145,389,846)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	17,760,607

Total — Representing net assets applicable
to capital shares outstanding	$220,010,453

Computation of net asset value Class IA

Net Assets	$100,211,103

Number of shares outstanding	14,644,881

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.84

Computation of net asset value Class IB

Net Assets	$119,799,350

Number of shares outstanding	17,602,453

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.81

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $49,920 from investments
in affiliated issuers) (Note 6)	$5,074,846

Dividends (net of foreign tax of $22,950)	3,627,337

Total investment income	8,702,183

Expenses

Compensation of Manager (Note 2)	1,368,423

Investor servicing fees (Note 2)	62,434

Custodian fees (Note 2)	43,710

Trustee compensation and expenses (Note 2)	25,749

Administrative services (Note 2)	17,379

Distribution fees — Class IB (Note 2)	283,233

Interest expense (Note 2)	478,251

Other	214,007

Fees waived and reimbursed by Manager (Note 2)	(95,906)

Total expenses	2,397,280

Expense reduction (Note 2)	(11,213)

Net expenses	2,386,067

Net investment income	6,316,116

Net realized loss on investments (Notes 1 and 3)	(15,889,352)

Net realized loss on swap contracts (Note 1)	(8,818,160)

Net realized loss on futures contracts (Note 1)	(3,288,017)

Net realized gain on foreign currency transactions (Note 1)	231

Net realized loss on written options (Notes 1 and 3)	(920,004)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	319

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreements
and TBA sale commitments during the year	70,190,037

Net gain on investments	41,275,054

Net increase in net assets resulting from operations	$47,591,170

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 15

Statement of changes in net assets

	Putnam VT
	The George Putnam Fund of Boston
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$6,316,116	$13,674,028

Net realized loss on investments and
foreign currency transactions	(28,915,302)	(112,039,378)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	70,190,356	(68,172,243)

Net increase (decrease) in net assets
resulting from operations	47,591,170	(166,537,593)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,894,288)	(9,466,488)

Class IB	(5,190,033)	(9,555,542)

Net realized short-term gain on
investments

Class IA	—	(4,564,306)

Class IB	—	(4,943,657)

From net realized long-term gain on
investments

Class IA	—	(11,978,395)

Class IB	—	(12,973,950)

Decrease from capital share transactions
(Note 4)	(32,973,917)	(64,010,448)

Total increase (decrease) in net assets	4,532,932	(284,030,379)

Net assets:

Beginning of year	215,477,521	499,507,900

End of year (including undistributed net
investment income of $10,376,315 and
$9,655,103, respectively)	$220,010,453	$215,477,521

The accompanying notes are an integral part of these financial statements.

16 Putnam VT The George Putnam Fund of Boston

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of expenses to average net assets, excluding interest expense (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT The George Putnam Fund of Boston (Class IA)

12/31/09	$5.74	.19	1.22	1.41	(.31)	—	(.31)	$6.84	26.10	$100,211	1.00 h	.77	3.15	237.44 f

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006.77		.77	3.85	140.22 f

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160.72		.72	3.03	128.49 f

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905.74		.74	2.50	124.55 f

12/31/05	11.61	.28 g	.20	.48	(.26)	—	(.26)	11.83	4.22	382,326.72		.72	2.44 g	139.50

Putnam VT The George Putnam Fund of Boston (Class IB)

12/31/09	$5.71	.17	1.21	1.38	(.28)	—	(.28)	$6.81	25.63	$119,799	1.25 h	1.02	2.87	237.44 f

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02	1.02	3.59	140.22 f

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347.97		.97	2.78	128.49 f

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374.99		.99	2.25	124.55 f

12/31/05	11.55	.25 g	.19	.44	(.23)	—	(.23)	11.76	3.91	301,779.97		.97	2.18 g	139.50

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

12/31/05	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets as of December 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 17

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT The George Putnam Fund of Boston (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains

18 Putnam VT The George Putnam Fund of Boston

or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

See Note 3 for the volume of Written options contracts activity for the year ended December 31, 2009.

The fund had an average contract amount of approximately $16,800,000 on Purchased options contracts for the year ended December 31, 2009.

The fund had an average contract amount of approximately 276 on Futures contracts for the year ended December 31, 2009.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,066 on Forward currency contracts for the year ended December 31, 2009.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $777,700,000 on Interest rate swap contracts for the year ended December 31, 2009.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $15,200,000 on Credit default swap contracts for the year ended December 31, 2009.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign

Putnam VT The George Putnam Fund of Boston 19

exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $141,360,050 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss
Fund name	carryover	Expiration date

Putnam VT The George Putnam Fund of Boston	107,586,637	12/31/16

	33,773,413	12/31/17

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, income on swap contract, interest only securities, and unpaid interest expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the fund reclassified $4,489,417 to increase undistributed net investment income and an increase to accumulated net realized loss of $4,489,417.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$25,398,075
Unrealized depreciation	(11,820,868)

Net unrealized appreciation	13,577,207
Undistributed ordinary income	10,854,566
Capital loss carryforward	(141,360,050)

Cost for federal income tax purposes	$222,853,734

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

R) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and
other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates:

20 Putnam VT The George Putnam Fund of Boston

Fund name	Fee rate

Putnam VT The George Putnam Fund	0.65% of the first $500 million of average
of Boston	net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
and 0.38% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT The George Putnam Fund	0.680% of the first $5 billion of average
of Boston	net assets,
0.630% of the next $5 billion,
0.580% of the next $10 billion,
0.530% of the next $10 billion,
0.480% of the next $50 billion,
0.460% of the next $50 billion,
0.450% of the next $100 billion,
and 0.445% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $95,906 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $538,710 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $10,185,212 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended December 31, 2009, the fund’s expenses were reduced by $992 under the expense offset arrangements and by $10,221 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $165, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $433,443,259 and $477,224,288, respectively. Purchases and sales of U.S. government securities aggregated $23,050,121 and $8,390,384, respectively.

Written option transactions during the year ended December 31, 2009 are summarized as follows:

Putnam VT The George Putnam Fund of Boston 21

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT The George Putnam Fund
of Boston	Contract amounts	USD	71,688,000	—	—	—	(71,688,000)	—

	Premiums received		$3,404,934	$—	$—	$—	$(3,404,934)	$—

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT The George Putnam Fund of Boston

Shares sold	116,614	$735,054	214,754	$1,826,062	256,838	$1,561,006	606,658	$5,456,680

Shares issued in connection with
reinvestment of distributions	930,473	4,894,288	2,899,575	26,009,189	988,578	5,190,033	3,073,059	27,473,149

Subtotal	1,047,087	5,629,342	3,114,329	27,835,251	1,245,416	6,751,039	3,679,717	32,929,829

Shares repurchased	(4,332,753)	(25,561,965)	(7,182,056)	(62,054,299)	(3,332,251)	(19,792,333)	(7,319,654)	(62,721,229)

Net decrease	(3,285,666)	$(19,932,623)	(4,067,727)	$(34,219,048)	(2,086,835)	$(13,041,294)	(3,639,937)	$(29,791,400)

Note 5 — Summary of derivative activity

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT The George Putnam Fund	Credit contracts
of Boston		$—	$—	$—	$(4,044,041)	$(4,044,041)

	Foreign exchange contracts	—	—	629	—	629

	Interest rate contracts	(539,207)	(3,288,017)	—	(4,774,119)	(8,601,343)

	Total	$(539,207)	$(3,288,017)	$629	$(8,818,160)	$(12,644,755)

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT The George Putnam Fund
of Boston	Credit contracts	$—	$—	$—	$2,329,769	$2,329,769

	Foreign exchange contracts	—	—	(25)	—	(25)

	Interest rate contracts	(378,131)	2,083,036	—	14,966,978	16,671,883

	Total	$(378,131)	$2,083,036	$(25)	$17,296,747	$19,001,627

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $49,920 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $107,385,860 and $83,452,219, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

22 Putnam VT The George Putnam Fund of Boston

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT The George Putnam Fund of Boston 23

Federal tax information (Unaudited)

The fund designated 29.07% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between each fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT The George Putnam Fund of Boston	32,065,825	1,180,102	943,866	—

24 Putnam VT The George Putnam Fund of Boston

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

Putnam VT The George Putnam Fund of Boston 25

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

26 Putnam VT The George Putnam Fund of Boston

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

Putnam VT The George Putnam Fund of Boston 27

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

28 Putnam VT The George Putnam Fund of Boston

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

Putnam VT The George Putnam Fund of Boston 29

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

30 Putnam VT The George Putnam Fund of Boston

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

Putnam VT The George Putnam Fund of Boston 31

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

32 Putnam VT The George Putnam Fund of Boston

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Putnam VT The George Putnam Fund of Boston 33

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

34 Putnam VT The George Putnam Fund of Boston

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Putnam VT The George Putnam Fund of Boston 35

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

36 Putnam VT The George Putnam Fund of Boston

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT The George Putnam Fund of Boston 37

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38 Putnam VT The George Putnam Fund of Boston

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Putnam VT The George Putnam Fund of Boston 39

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259671 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$93,513	$--	$4,830	$289*
December 31, 2008	$132,678	$--	$5,743	$421*

* Includes fees of $289 and $421 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $564,399 and $177,710 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010